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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                   VALESC INC.
                (Name of Registrant as Specified In Its Charter)
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
    3) Filing Party:
    4) Date Filed:




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                                   VALESC INC.
                          16200 ADDISON ROAD, SUITE 190
                                ADDISON, TX 75001







Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of Valesc Inc. to be held at Valesc's executive offices at 16200 Addison Road, Suite 190, Addison, Texas, telephone (972) 931-1989, on Friday, April 11, 2003 at 10:00 a.m. local time. We are pleased to enclose the notice of our Special Stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card.

         Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

         If you have any questions or need assistance in voting your shares, please call Samuel Cohen, President, at (212) 490-3232. Your time and attention are appreciated.

                                                     Sincerely,



                                                     Jeremy Kraus
                                                     Chief Executive Officer

March 31, 2003




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                                   VALESC INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A Special Meeting of Stockholders of Valesc Inc., a Delaware corporation, will be held on Friday, April 11, 2003 at 10:00 a.m. local time, at Valesc's executive offices at 16200 Addison Road, Suite 190, Addison, Texas, for:

     1. The holders of Valesc's common stock, the Voting Holders, to authorize the company's officers to take the necessary steps to change our name to "Valesc Holdings Inc." Management believes that the new name will benefit the shareholders by (1) better reflecting our near-term plan to become classified as a "business development company" and (2) effecting a withdrawal of our common stock from the settlement system provided by The Depository Trust Company, or DTC, to prevent improper short selling of our common stock.

     We refer to this proposal as the Proposal.

     2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Proposal is described in the attached Proxy Statement.

     Only holders of our common stock of record on our the books at the close of business on March 25, 2003, or the Record Date, will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. A list of stockholders of record as of the Record Date will be available at the Special Meeting.

     Your vote is important. All stockholders are invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. Any stockholder attending the Special Meeting may vote in person even if the stockholder returned a Proxy.

                                             By Order of the Board of Directors,



                                             Samuel Cohen
                                             Secretary

Addison, Texas
March 31, 2003

     Please return the enclosed proxy, which is being solicited on behalf of the Board of Directors of Valesc, in the enclosed envelope, which requires no postage if mailed in the United States.



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                                   VALESC INC.
                          16200 ADDISON ROAD, SUITE 190
                                ADDISON, TX 75001


                                 PROXY STATEMENT

         Proxies in the accompanying form are being solicited by the Board of Directors of Valesc for use at the Special Meeting of Stockholders on Friday, April 11, 2003, or at any adjournment or postponement thereof. The Special Meeting will be held at our executive offices at 16200 Addison Road, Suite 190, Addison, Texas, at 10:00 a.m. local time. This Proxy Statement is first being mailed to stockholders on or about April 1, 2003.

         Proxies are being solicited from holders of our common stock with respect to the Proposal to be presented at the Special Meeting.

            INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

         RECORD DATE. The Board of Directors has fixed the close of business on March 25, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, we had 12,785,260 shares of common stock outstanding and entitled to vote. A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the Special Meeting at our executive offices located at 16200 Addison Road, Suite 190, Addison, Texas. Such list will also be available at the Special Meeting.

         VOTING RIGHTS. Each share of common stock outstanding as of the Record Date is entitled to one vote upon each of the matters to be presented at the Special Meeting. As of March 25, 2003, the officers and directors holding more than 70% of the outstanding common stock have indicated to us that they will vote in favor of the Proposal.

         VOTING AT THE SPECIAL MEETING. The presence of holders of a majority of the outstanding common stock, whether in person or by proxy, will constitute a quorum at the Special Meeting. The affirmative vote, whether in person or by proxy, of a majority of the outstanding common stock is required to approve the Proposal.

         Abstentions, including any broker non-votes, will be considered present for purposes of determining whether a quorum exists. Abstentions and broker non-votes, however, will not be counted in the tally of votes FOR or AGAINST the Proposal.

         PROXIES; REVOCATION. Whether or not you plan to attend the Special Meeting, please sign, date and mail your proxy card in the enclosed postage prepaid envelope. The persons named in the proxy card, the proxy holders, will vote your shares according to your instructions. In the absence of contrary instructions, shares represented by any proxy card will be voted for the Proposal. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other

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matter presented at the Special Meeting.

         Any stockholder who executes and returns a proxy card may revoke it at any time before it is exercised by (1) filing with the Secretary of Valesc written notice of such revocation or a duly executed proxy card bearing a later date, or (2) by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

         SOLICITATION. We will pay the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by telephone, telegraph or facsimile.

                                  THE PROPOSAL

         The Board of Directors has adopted a resolution approving, declaring advisable and recommending that we change our name to "Valesc Holdings Inc." Management believes that the new name will benefit the shareholders by (1) better reflecting our near-term plan to become classified as a "business development company" and (2) effecting a withdrawal of the Valesc stock certificates for our common stock from the settlement system provided by The Depository Trust Company, or DTC, to prevent improper short selling of our common stock.

CLASSIFICATION AS A BUSINESS DEVELOPMENT COMPANY

         The name "Valesc Holdings Inc." will better reflect our near-term plan to become classified as a "business development company", which is a company regulated under the Investment Company Act of 1940 organized for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. The business reasons for becoming a business development company include putting us into a better position to raise capital and a better position for the investing public to understand our financial statements and methods of operation. It also more clearly shows what we do and how we function. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in primarily privately owned companies.

WITHDRAWAL FROM DTC

         The Board of Directors has determined that it is in our best interests to withdraw or cause the withdrawal of our stock certificates from the settlement system provided by DTC in order to avoid attacks on our common stock by naked short sellers who may drive the share price down.

         BACKGROUND. DTC serves as a national clearinghouse for the settlement of trades in corporate securities and performs securities custody services (by holding the physical certificates representing a company's stock) for its participating banks and broker-dealers. DTC's settlement system facilitates end-of-day net settlement of a participant's net settlement obligations resulting

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from trading activity. Although DTC employs collateralization controls and net debit caps to protect against the inability of one or more participants to pay for their settlement obligations, naked short sellers (short sellers without actual possession of securities) have plagued other OTCBB companies, significantly decreasing their share value. These short sellers take advantage of procedural loopholes in the DTC settlement system and certain cooperating market makers. Recently, we have determined that persons acting through brokers are using DTC to engage in naked short selling of our stock.

         PRINCIPAL EFFECTS OF THE WITHDRAWAL. Upon withdrawal from DTC's settlement system, DTC will no longer maintain physical possession of certificates representing our common stock "on behalf of" participating brokers and market makers. Instead, brokers and market makers, as well as any other parties seeking to effect trades in our common stock, will be forced to rely on physical possession of certificates by the party making the trade.

THE WITHDRAWAL OF OUR COMMON STOCK FROM DTC MAY NOT RESULT IN AN INCREASE IN THE PRICE PER SHARE OF THE COMMON STOCK, NOR PREVENT SUBSEQUENT DECREASES IN PRICE.

THE WITHDRAWAL OF OUR COMMON STOCK FROM DTC WILL DECREASE THE LIQUIDITY OF THE COMMON STOCK.

         We cannot predict whether the withdrawal of our common stock certificates from DTC will increase the market price for our stock, or prevent subsequent decreases in price. Recently, however, our management has noted that similarly situated OTCBB companies that have withdrawn from DTC have experienced an increase in the market price of their stock to the levels that were approximately in existence before the naked short selling began. However, there is no assurance that this will happen to our common stock and, if it does, that our common stock will not thereafter decline.

         The market price of our common stock will ultimately be based on our performance and other factors, all of which are unrelated to the DTC trading and settlement system. Furthermore, liquidity of our common stock will be adversely affected by the lack of electronic clearing services following withdrawal from DTC.

         PROCEDURE FOR EFFECTING THE WITHDRAWAL. In order to withdraw from DTC's settlement system, we will need to ensure that all of our stock certificates in the custody of DTC are ejected from DTC's system. Because DTC has customarily rejected requests that it voluntarily remove securities from its system, we are taking steps to force DTC to do so. The steps involved in this process will include (1) changing our name to Valesc Holdings Inc., (2) obtaining a new CUSIP number for the new stock certificates, (3) issuing new stock certificates with the new name and CUSIP number, and (4) canceling the old stock certificates. Upon issuance of the new certificates, we will take steps to ensure that the new certificates are not made eligible for trading through DTC's settlement system.


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         As soon as practicable after approval of the Proposal, we will change our name to "Valesc Holdings Inc." We expect that our transfer agent, Stocktrans, Inc., will act as exchange agent for purposes of implementing the exchange of old stock certificates for the new stock certificates. Shareholders will be asked to surrender to the exchange agent certificates representing their shares in exchange for new certificates reflecting our new name and new CUSIP number by no later than June 30, 2003. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.

COMMON STOCK REPRESENTED BY STOCK CERTIFICATES THAT HAVE NOT BEEN SURRENDERED TO THE EXCHANGE AGENT BY JUNE 30, 2003 FOR EXCHANGE FOR NEW CERTIFICATES WILL BE CANCELLED.

           Any old certificates submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new certificates. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

         NO DISSENTER'S RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW

         Our stockholders are not entitled to dissenter's rights with respect to the Proposal, and we will not independently provide stockholders with any such right.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL.




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           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding ownership of our common stock, as of March 19, 2003, by:

     o each person known by us to own beneficially more than 5% of our outstanding common stock;

     o    each of our directors;

     o    each of our executive officers; and

     o    all of our directors and executive officers as a group.

     The beneficial ownership of our common stock set forth in this table is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power as to all shares beneficially owned, subject to community property laws where applicable.


TITLE            NAME OF                       AMOUNT AND NATURE OF   PERCENT OF
OF CLASS         BENEFICIAL OWNER              BENEFICIAL OWNERSHIP   CLASS
--------         --------------------          --------------------   ----------
Common           Jeremy Kraus                       3,510,937(1)        27.5%
Stock            Chairman and Chief
                 Executive Officer

Common           Samuel Cohen                       2,110,639(1)        16.5%
Stock            President and
                 Director

Common           Garrett Miller                     2,110,639(1)        16.5%
Stock            Vice President
                 and Director

Common           Harry Kraus                          541,933            4.2%
Stock            President of
                 OJI Surgical, Inc.

Common           Edward Kraus                         575,352            4.5%
Stock            President of
                 Medex

Common           All directors and
Stock            executive officers as a group      8,849,500           69.2%

Common           Century Goal Holdings Ltd.           600,000(2)         4.7%
Stock

(1) Owned directly. Each officer also holds unexercised options to purchase
(i) 100,000 shares of common stock at $.25 per share and (ii) 100,000 shares of common stock at $.50 per share.

(2) Century also holds unexercised options to purchase 500,000 shares of common stock at an exercise price equal to 70% of the average closing price of the common stock in the ten trading days prior to the date of notice of exercise.

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                                  OTHER MATTERS

         The only business that may be conducted at the Special Meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be matters relating to the purpose stated in the Notice of the Special Meeting. If any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                                         By Order of the Board of Directors,

                                         Samuel Cohen
                                         Secretary


Addison, Texas
March 31, 2003


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VALESC INC.

                                      PROXY
                 SPECIAL MEETING OF STOCKHOLDERS, APRIL 11, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (i) appoints Jeremy Kraus and Samuel Cohen, and each of them as proxy holders and attorneys in fact, with full power of substitution to appear and vote all of the shares of common stock of Valesc Inc. which the undersigned shall be entitled to vote at the Special Meeting of Stockholders to be held on Friday, April 11, 2003 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies previously given and
(ii) authorizes and directs said proxy holders to vote all of the shares of common stock of Valesc represented by this proxy as indicated on this proxy and in the discretion of the proxy holder with regard to any other matter that properly comes before the meeting. If no directions are given below, said shares will be voted "FOR" the Proposal.

--------------------------------------------------------------------------------

(1)  Approve the Proposal        [ ] FOR       [ ] AGAINST         [ ] ABSTAIN

(2) In their discretion to act on any other matters which may properly come before the Special Meeting.

                             Please date, sign and return promptly in the accompanying envelope.
                             Dated:____________________, 2003

                             --------------------------------

                             --------------------------------
                                      (If held jointly)

                             Your signature should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, each joint owner must sign.

          The Board of Directors Recommends You Vote FOR the Proposal.